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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K



               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                               November 1, 2000


                                TALK CITY, INC.
                                ---------------
            (Exact name of registrant as specified in its charter)



            Delaware                        333-77455            77-0426524
 --------------------------------         -------------    ---------------------
   (State or other jurisdiction            (Commission         (IRS Employer
       of incorporation)                   File Number)     Identification No.)

                           1919 South Bascom Avenue
                                 Campbell, CA
                                     95008

                   (Address of Principal Executive Offices)
                                  (Zip Code)

      Registrant's telephone number, including area code: (408) 871-5200


            ______________________________________________________
         (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

     A. On November 1, 2000, John Sculley resigned from the Company's Board of Directors. Mr. Sculley had served on the Company's Board since early 1996, and was an investor in the Company's first round of equity financing. The Company is currently conducting a search to fill the vacancy on the Board.

     B. The Company has received correspondence from the Nasdaq Stock Market, Inc., dated November 16, 2000, regarding the continued listing of the Company's Common Stock on the Nasdaq National Market. The Company's stock may be delisted from trading on or about February 16, 2001 if the minimum bid price of the Company's Common Stock does not equal or exceed $1.00 for a minimum of ten consecutive trading days. If the Company's stock does not satisfy listing requirements before then, the Company may attempt to seek review of the Nasdaq Stock Market's decision to delist its stock, or may apply for quotation of its Common Stock on any other organized market on which the shares may be eligible for trading. There can be no assurance that the Company's Common Stock will satisfy the requirements for listing on the Nasdaq National Market. Delisting of the Company's Common Stock may have an adverse impact on the market price and liquidity of the Company's securities, and may subject the Company's stock to the "penny stock rules" contained in Section 15(g) of the Securities Exchange Act of 1934 and the rules promulgated thereunder. A copy of the letter addressed to the Company dated November 16, 2000 from the Nasdaq Stock Market, including any exhibits thereto, is included herein as Exhibit 99.1. Such letter is incorporated by reference into this Item 5.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c)  Exhibits

         The following exhibits are filed herewith:

         99.1 Letter addressed to the Company dated November 16, 2000 from The Nasdaq Stock Market, Inc.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TALK CITY, INC.


Date:  December 5, 2000         By:    /s/ Peter H. Friedman
                                       ---------------------
                                       Peter H. Friedman
                                       President and Chief Executive Officer
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                                 EXHIBIT INDEX
                                 -------------

          99.1 Letter addressed to the Company dated November 16, 2000 from The Nasdaq Stock Market, Inc.